FINANCIAL RESULTS F O R T H E Q U A R T E R E N D E D J u l y 3 1 , 2 0 1 3 Exhibit 99.2

FORWARD-LOOKING STATEMENTS

Today's discussion may include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements relate to future events and expectations and involve known and unknown risks and uncertainties. VeriFone's actual results or actions may differ materially from those projected in the forward-looking statements. For a summary of the specific risk factors that could cause results to differ materially from those expressed in the forward-looking statements, please refer to VeriFone's filings with the Securities and Exchange Commission, including its annual report on Form 10-K and quarterly reports on Form 10-Q. VeriFone is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

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VeriFone
THE WAY TO PAY™

N O N - G A A P F I N A N C I A L M E A S U R E S 3 With respect to any Non-GAAP financial measures presented in the information, reconciliations of Non-GAAP to GAAP financial measures may be found in VeriFone’s quarterly earnings release as filed with the Securities and Exchange Commission as well as the Appendix to these slides. Management uses Non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. Management believes that these Non-GAAP financial measures help it to evaluate VeriFone’s performance and to compare VeriFone’s current results with those for prior periods as well as with the results of peer companies. These Non-GAAP financial measures contain limitations and should be considered as a supplement to, and not as a substitute for, or superior to, disclosures made in accordance with GAAP.

INTRODUCTION Richard McGinn, Interim CEO

Q 3 U P D AT E 5 R&D Capital Structure CEO Search Product Strategy

FINANCIAL RESULTS AND GUIDANCE Marc Rothman, CFO

N O N - G A A P P R O F I T & L O S S O V E R V I E W * 7 * A reconciliation to GAAP of our Non-GAAP financial measures, including free cash flow, can be found in the appendix section ** Net Income (Loss) = Net Income (loss) attributable to VeriFone Systems, Inc. stockholders *** Operating Cash Flow = GAAP net cash provided by operating activities Q313 Q312 Q213 Q313 % SEQ Inc(Dec) % YoY Inc(Dec) Revenue 493 430 418 (3)% (15)% Gross Margin 224 182 170 (7)% (24)% % of Revenue 45.4% 42.2% 40.8% (1.4)pts (4.6)pts Operating Expenses 112 115 127 10% 13% % of Revenue 22.6% 26.8% 30.3% 3.5pts 7.7pts Operating Income 112 67 44 (34)% (61)% % of Revenue 22.7% 15.5% 10.4% (5.1)pts (12.3)pts Net Income (Loss)** 83 47 26 (43)% (68)% Non-GAAP EPS 0.75 0.42 0.24 (43)% (68)% Operating Cash Flow*** 82 79 49 (38)% (40)% Free Cash Flow 65 58 31 (47)% (52)% $ in millions, except EPS

N O N - G A A P R E V E N U E P R O F I L E * 8 * A reconciliation of our GAAP to Non-GAAP revenue can be found in the appendix section Q213 Q213 Q212 Q4112 Q212 % SEQ Inc(DEC) % YoY Inc(DEC) Organic YoY Growth Organic YoY Constant Currency Growth International: EMEA 159.0 204.0 172.9 (15.2)% 8.7% (13.1)% (12.5)% LAC 100.3 80.0 73.0 (8.7)% (27.2)% (27.2)% (21.3)% ASPAC 45.9 59.3 51.0 (14.0)% 11.0% 11.0% 10.3% International 305.2 343.2 296.9 (13.5)% (2.7)% (14.1)% (12.0)% North America 120.0 145.3 132.7 (8.7)% 10.6% 10.4% 10.3% TOTAL 425.2 488.6 429.7 (12.1)% 1.0% (7.1)% (5.6)% Q213 Q313 Q312 NA 28% ASPAC 12% LAC 19% EMEA 41% NA 28% ASPAC 12% LAC 20% EMEA 40% NA 28% ASPAC 12% LAC 17% EMEA 43% 313 313 Q312 Q213 Q313 Inc(Dec) Inc(Dec) r ani r t r sta t rr r t North America 138 122 116 (5)% (16)% (16)% (16)% International: Latin America 94 85 70 (18)% (26)% (26)% (23)% EMEA 204 173 179 3% (12)% (13)% (14)% ASPAC 57 50 53 6 (7) (16) (16) International 355 308 302 (2) (15) (17) (16) $ in millions 493 430 418 (3) (15) (17 (1

N O N - G A A P R E V E N U E A N D G R O S S M A R G I N * 9 * A reconciliation of our GAAP to Non-GAAP gross margin can be found in the appendix section Q312 Q213 Q313 Systems Solutions 44.5% 40.8% 37.0% Services 47.6% 44.9% 46.6% % of Revenue Total GM% 45.4% 42.2% 40.8% Q312 Q213 Q313 Systems Solutions 351 279 251 Services 142 151 167 Total Revenue 493 430 418 Services % Total Revenue 29 35

N O N - G A A P O P E R AT I N G E X P E N S E S * 10 * A reconciliation of our GAAP to Non-GAAP operating expenses can be found in the appendix section Q312 Q213 Q313 Research and Development 36 40 44 % of Revenue 7% 9% 11% Sales and Marketing 40 42 45 % of Revenue 8% 10% 11% General and Administrative 35 33 38 % of Revenue 7% 8% 9% Total Operating Expenses % of Revenue 23% 27% 30% $ in millions 112 115 127

T O TA L C A S H A N D N E T D E B T 11 As of July 31, 2013: $309M Total Cash $1,119M Outstanding Debt: • Short-term of $79M • Long-term of $1,040M $810M Net Debt $293M Undrawn Revolver Credit Ratings: • S&P BB- • Moody’s Ba3 *Total Cash includes cash and cash equivalents. ** Net Debt = Short-term debt and long-term debt less total cash and restricted cash related to convertible debt in Q112 and Q212. 380 361 410 454 477 506 309 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Total Cash* ($ in millions) 979 972 912 854 815 773 810 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Net Debt** ($ in millions) 3 810

B A L A N C E S H E E T S E L E C T D ATA 12 $ in millions, except days Q312 Q213 $ Days $ Days Accounts Receivables, net 371 68 316 66 Inventories, net 165 55 181 67 Accounts Payable 184 61 151 55 Cash Conversion Cycle 62 78 Q313 $ Days 269 58 172 64 112 41 81 Note: Accounts Receivable Days Sales Outstanding is calculated as Net Accounts Receivable divided by Total Non-GAAP Revenue * 90 days Days in Inventory is calculated as Average Net Inventory divided by Total Non-GAAP Cost of Goods Sold * 90 days Days in Accounts Payable is calculated as Accounts Payable divided by Total Non-GAAP Cost of Goods Sold * 90 days Cash Conversion Cycle is calculated as Accounts Receivable Days Sales Outstanding plus Days in Inventory less Days in Accounts Payable

C A S H F L O W 13 32 31 82 73 53 79 49 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Operating Cash Flow ($ in millions) 24 12 65 54 33 58 31 Q112 Q212 Q312 Q412 Q113 Q213 Q313 Free Cash Flow ($ in millions) Operating Cash Flow: $49M Free Cash Flow: $31M CapEx: $18M * Operating cash flow = GAAP net cash provided by operating activities. Free Cash Flow is a non-GAAP financial measure. A reconciliation of our GAAP net cash provided by operating activities to free cash flow can be found in the appendix section.

G U I D A N C E 14 Guidance Non-GAAP Revenue (Q4) $418M - $422M Non-GAAP EPS (Q4) $0.25 Free Cash Flow (Q4) $25M excluding shareholder settlement payment Non-GAAP Revenue (Q1FY14) Modest sequential increase from Q4 guidance Non-GAAP EPS (Q1FY14) Modest sequential increase from Q4 guidance

Q & A SESSION

APPENDIX

RECONCILIATION OF GAAP TO NON-GAAP PROFIT & LOSS Q313

Q313 *($ in millions, except Share Numbers and EPS)*	GAAP	% of net revenues	Acquisition, divestiture & restructure related	Stock based compensation	Other charges and income	Non-GAAP	% of Non-GAAP net revenues
Net revenues:							
System Solutions	251	60.3%	0			251	60.1%
Services	165	39.7%	2			167	39.9%
Net revenues	**416**	100.0%	**2**	**-**	**-**	**418**	100.0%
Cost of net revenues:							
System Solutions	169	67.3%	(10)	(1)	(0)	158	63.0%
Services	92	55.8%	(2)	(0)	(1)	89	53.4%
Cost of net revenues	**261**	62.7%	**(12)**	**(1)**	**(1)**	**247**	59.2%
Gross margin:							
System Solutions	82	32.7%	10	1	0	93	37.0%
Services	73	44.2%	3	0	1	78	46.6%
Gross margin	**155**	37.3%	**14**	**1**	**1**	**171**	40.8%
Operating expenses:							
Research & development	46	11.1%	(0)	(2)		44	10.5%
Sales & marketing	50	11.9%	(1)	(3)	(0)	46	10.8%
General & administration	43	10.4%	(1)	(4)	(1)	37	9.0%
Litigation loss contingency expense	(5)	(1.2)%	-		5	-	0.0%
Amortization of purchased intangible assets	24	5.7%	(24)			-	0.0%
Total operating expenses	**158**	37.9%	**(26)**	**(9)**	**4**	**127**	30.4%
Operating income	**(3)**	(0.6)%	**40**	**10**	**(3)**	**44**	10.4%
Net Income Attributable to VF Stockholders	**(2)**	(0.5)%	**38**	**10**	**(20)**	**26**	6.2%
Diluted EPS	**(0.02)**					**0.24**	
Weighted average shares used in computing net income (loss) earnings per share:					Non-GAAP Adjustment for dilutive shares		
Basic Shares	**108,638**					**108,638**	
Diluted Shares	**108,638**				**(2,060)**	**110,698**	

** "nm" means not meaningful or relevant*

** System Solutions and Services cost of net revenues and gross margin as a percentage of net revenues are computed as a percentage of the corresponding System Solutions and Services net revenues.*

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RECONCILIATION OF GAAP TO NON-GAAP PROFIT & LOSS Q213

Q213 ($ in millions, except Share Numbers and EPS)	GAAP	% of net revenues	Acquisition, divestiture & restructure related	Stock based compensation	Other charges and income	Non-GAAP	% of Non-GAAP net revenues
Net revenues:							
System Solutions	276	64.9%	0	-	3	279	64.9%
Services	150	35.1%	1	-	-	151	35.1%
Net revenues	**426**	100.0%	**1**	**-**	**3**	**429**	100.0%
Cost of net revenues:							
System Solutions	181	65.5%	(14)	(0)	(1)	165	59.3%
Services	91	60.9%	(1)	(0)	(7)	83	55.1%
Cost of net revenues	**272**	63.9%	**(15)**	**(0)**	**(8)**	**248**	57.8%
Gross margin:							
System Solutions	95	34.5%	14	0	4	113	40.7%
Services	59	39.1%	2	0	7	68	44.9%
Gross margin	**154**	36.1%	**16**	**0**	**11**	**181**	42.2%
Operating expenses:							
Research & development	42	9.8%	(1)	(2)	(0)	39	9.0%
Sales & marketing	46	10.9%	(0)	(4)	(0)	42	9.8%
General & administration	44	10.3%	(2)	(5)	(4)	33	7.7%
Litigation loss contingency expense	69	16.2%	-	-	(69)	-	0.0%
Amortization of purchased intangible assets	23	5.4%	(23)	-	-	-	0.0%
Total operating expenses	**224**	52.6%	**(26)**	**(11)**	**(74)**	**114**	26.5%
Operating income	**(70)**	(16.5)%	**42**	**11**	**84**	**67**	15.7%
Net Income Attributable to VF Stockholders	**(59)**	(13.8)%	**42**	**10**	**53**	**46**	10.8%
Diluted EPS	**(0.54)**					**0.42**	
Weighted average shares used in computing net income (loss) earnings per share:					Non-GAAP Adjustment for dilutive shares		
Basic Shares	**108,314**					**108,314**	
Diluted Shares	**108,314**				**(2,218)**	**110,532**	

* "nm" means not meaningful or relevant

* System Solutions and Services cost of net revenues and gross margin as a percentage of net revenues are computed as a percentage of the corresponding System Solutions and Services net revenues.

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RECONCILIATION OF GAAP TO NON-GAAP PROFIT & LOSS Q312

Q312 *($ in millions, except Share Numbers and EPS)*	GAAP	% of net revenues	Acquisition, divestiture & restructure related	Stock based compensation	Other charges and income	Non-GAAP	% of Non-GAAP net revenues
Net revenues:							
System Solutions	350	71.6%	1			351	71.2%
Services	139	28.4%	3			142	28.9%
Net revenues	**489**	100.0%	**4**	-	-	**493**	100.0%
Cost of net revenues:							
System Solutions	206	58.9%	(11)	(0)		195	55.5%
Services	75	54.3%	(1)	(0)		75	52.4%
Cost of net revenues	**282**	57.6%	**(12)**	**(1)**	-	**269**	54.6%
Gross margin:							
System Solutions	144	41.1%	12	0	-	156	44.5%
Services	64	45.7%	4	0	-	68	47.6%
Gross margin	**208**	42.4%	**16**	**1**	-	**224**	45.4%
Operating expenses:							
Research & development	39	7.9%	(1)	(2)		36	7.3%
Sales & marketing	46	9.4%	(1)	(5)		40	8.2%
General & administration	44	8.9%	(3)	(5)		36	7.3%
Amortization of purchased intangible assets	23	4.7%	(23)			-	0.0%
Total operating expenses	**152**	31.1%	**(28)**	**(12)**	-	**112**	22.8%
Operating income	**55**	11.3%	**44**	**12**	-	**111**	22.6%
Net Income Attributable to VF Stockholders	**38**	7.7%	**42**	**12**	**(9)**	**83**	16.8%
Diluted EPS	**0.34**					**0.75**	
Weighted average shares used in computing net income (loss) earnings per share:							
Basic Shares	**107,568**					**107,568**	
Diluted Shares	**110,384**					**110,384**	

** "nm" means not meaningful or relevant*

** System Solutions and Services cost of net revenues and gross margin as a percentage of net revenues are computed as a percentage of the corresponding System Solutions and Services net revenues.*

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R E C O N C I L I AT I O N O F G A A P T O N O N - G A A P R E V E N U E 20 ($ in millions) GAAP net Revenues Amortization of step-down in deferred revenue at acquisition Other adjustments to net revenues Non-GAAP net revenues Net revenues from businesses acquired in the past 12 months Non-GAAP organic net revenues Constant currency adjustment Non-GAAP organic net revenues at constant currency Q313 North America 116 - - 116 - 116 - 116 International Latin America 70 - - 70 - 70 3 73 EMEA 178 1 - 179 (5) 174 - 174 ASPAC 52 1 - 53 (6) 47 - 47 International 300 2 - 302 (11) 291 3 294 Total 416 2 - 418 (11) 407 3 410 Q213 North America 122 - - 122 International Latin America 82 - 3 85 EMEA 172 1 - 173 ASPAC 50 - - 50 International 304 1 3 308 Total 426 1 3 430 Q312 North America 138 - - 138 - 138 International Latin America 94 - - 94 - 94 EMEA 200 4 - 204 (2) 202 ASPAC 57 - - 57 (1) 56 International 351 4 - 355 (3) 352 Total 489 4 - 493 (3) 490

NON-GAAP ORGANIC NET REVENUE

($ in millions)	FY12 Un-Adjusted			FY13 Un-Adjusted			Growth Year-over-Year At Reported Exchange Rates		
VeriFone Organic	Q112	Q212	Q312	Q113	Q213	Q313	Q1	Q2	Q3
International:									
EMEA	153	203	202	133	171	174	(13)%	(16)%	(13)%
LAC	100	96	94	73	86	70	(27)%	(10)%	(26)%
ASPAC	46	49	56	51	49	47	11%	0%	(16)%
International	299	348	352	257	306	291	(14)%	(12)%	(17)%
North America	120	129	138	132	122	116	10%	(6)%	(16)%
Total Organic	**419**	**477**	**490**	**389**	**428**	**407**	**(7)%**	**(10)%**	**(17)%**
Acquisition									
Hypercom (acquired 8/4/2011)	-	-	-	-	-	-			
Point (acquired 12/30/2011)	4	-	- [a]	38	-	-			
Others	2	2	3 [b]	3	2	11			
Total Acquisitions	**6**	**2**	**3**	**41**	**2**	**11**			
Total VeriFone									
Total Non-GAAP Revenues	425	479	493	430	430	418	1%	(10)%	(15)%
Deferred Revenue Adj.	(6)	(7)	(4)	(1)	(1)	(2)	(84)%	(87)%	(63)%
Other					(3)				
GAAP Net Revenues	**420**	**472**	**489**	**429**	**426**	**416**	**2%**	**(10)%**	**(15)%**

[a] Sales by VeriFone to Point in periods twelve months prior to the acquisition are not included in Organic revenues. Point was a customer of VeriFone prior to the acquisition. This presentation provides consistency and comparability between periods because such sales post acquisition from VeriFone to Point would have been considered intercompany sales and thus would not have been included in consolidated results.

[b] Reflects post-acquisition amounts for acquisitions made during the quarter.

ORGANIC CONSTANT CURRENCY GROWTH

($ in millions)	FY12 Un-Adjusted			FY13 Constant Currency [a]			Organic Growth Year-over-Year At Constant Exchange Rates		
	Q112	Q212	Q312	Q113	Q213	Q313	Q1	Q2	Q3
International:									
EMEA	153	203	201	133	174	174	(13)%	(15)%	(14)%
LAC	100	96	94	79	89	73	(21)%	(8)%	(23)%
ASPAC	46	49	56	51	50	47	10%	2%	(16)%
International	299	348	352	263	312	294	(12)%	(10)%	(16)%
North America	120	129	138	132	122	116	10%	(6)%	(16)%
Total Organic	**419**	**477**	**490**	**395**	**434**	**410**	**(6)%**	**(9)%**	**(16)%**

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R E C O N C I L I AT I O N O F O P E R AT I N G C A S H F L O W T O F R E E C A S H F L O W 22 ($ in millions) Q112 Q212 Q312 Q412 Q113 Q213 GAAP Net Cash Provided by Operating Activities 32 31 82 73 53 79 49 Less: GAAP Capital Expenditures (8) (19) (17) (19) (20) (21) (18) Free Cash Flow 24 12 65 54 33 58 31 * VeriFone determines free cash flow as net cash provided by operating activities less capital expenditures. VeriFone uses this non-GAAP measure to evaluate our operating cash spend including the impact of our investments in long-term operating assets, such as property, equipment and capitalized software. Q313

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